24 JUN 2009

厂房宿舍租赁合同

本厂房租赁合同（“本合同”）由以下双方于 2009 年 4 月 3 日于深圳市寶安區沙井鎮签订：

出租方：Broadway Manufacturing Company Limited

[英屬處女群島註冊公司] (以下簡称甲方）

住所：香港九龍官塘金米蘭中心 21 樓 01 室

代表人：司徒建新

承租方：百滙實業有限公司 Broadway Industrial Holdings Limited

[英屬處女群島註冊公司] (以下簡称乙方）

住所：香港九龍官塘金米蘭中心 21 樓 01 室

代表人：司徒建新

鉴于：

(i) 甲方已取得位于深圳市宝安区 (1) 沙井镇新桥芙蓉工业区(新艺厂)东面土地一幅，面积约 15 亩 (2) 沙井镇新桥村芙蓉美地段土地一幅，面积约 30 亩及 (3) 沙井镇新桥村芙蓉美地段土地一幅，面积约 17,190 平方米（“该等土地”）的使用权，和在该等土地上所建设厂房及宿舍（“该等租赁房产”）；

(ii) 乙方拟向甲方承租在该等土地上所建设的该等租赁房产，给于乙方或深圳市宝安区百滙(沙井)塑胶五金厂使用。

甲、乙双方现根据中国有关法律法规之规定，就出租该等租赁房产及配套设施等事宜，经协商一致，达成如下协议：

第一条 该等土地及该等租赁房产的位置、面积及用途

1.1 甲方拥有使用权的该等土地位于深圳市宝安区沙井镇土地，其使用权人为甲方。

1.2 甲方向乙方出租之该等租赁房产具体项目与面积如下：

该等租赁房产，即 6 幢厂房及 2 幢宿舍，合计面积约为 60,000 平方米。

1.3 该等租赁房产的用途为工業生產及有關配套設施（包括宿舍）。如乙方需转变使用用途，须经甲方书面同意，因转变使用用途所需办理的全部手续由乙方或由乙方透过深圳市宝安区百滙(沙井)塑胶五金厂按政府的有关规定申报，因改变使用用途所需交纳的全部费用由乙方或由乙方透过深圳市宝安区百滙(沙井)塑胶五金厂支付。

第二条 租赁期限

2.1 该等租赁房产之租赁期限为 5 年，即从 2009 年 4 月 3 日起至 2014 年 4 月 2 日止。

2.2 租赁期限届满，即 2014 年 4 月 2 日，乙方若拟续租的，应于租赁期限届满前 60 日提出，经甲方同意后，甲乙双方将对有关租赁事项重新签订租赁合同。在同等承租条件下，乙方有优先承租权。租赁期限届满，甲方不再出租的，亦应于租赁期限届满前 60 日书面通知乙方。

第三条 该等租赁房产及配套设施的装修标准

甲方同意提供基本标准厂房及宿舍的装修

第四条 该等租赁房产的交付

4.1 由本合约日期开始计收租金。

4.2 在本出租合同生效之日起，甲方将厂房按现状交付乙方或深圳市宝安区百滙(沙井)塑胶五金厂使用，且乙方同意按厂房及设施的现状承租。

第五条 租金及其它费用

5.1 租金

该等租赁房产的租金：首两年为每月为港币 310,000 元；后三年为港币 372,000 元。如甲、乙双方对前述租赁价值不能达成一致的，由具有评估资质的评估机构予以评估确定。

5.2 如因该等租赁房产之租赁行为而产生的税款及政府部门收取的其它费用由乙方或由乙方透过深圳市宝安区百滙(沙井)塑料五金厂承担。

5.3 供电增容的手续由甲方负责申办，因办理供电增容所需缴纳的全部费用由乙方或由乙方透過深圳市宝安区百滙(沙井)胶五金厂支付。

5.4 乙方租赁该等租赁房产期间的水费、电费等因使用该等租赁房产所需支出的其他费用，由乙方或由乙方透過深圳市宝安區百滙(沙井)塑膠五金廠支付。

5.5 于租赁期内，该等租赁房产之土地管理费，由乙方或由乙方透过深圳市宝安区百滙(沙井)塑料五金厂分担支付。

第六条 租金及其他费用的支付

6.1 乙方应于每月 10 日以前向甲方支付当月租金，并由乙方或由乙方透過深圳市宝安区百滙(沙井)塑胶五金厂汇至甲方指定的银行帐号，或按双方书面同意的其它支付方式支付。

甲方开户行：____________ 帐号：____________

6.2 深圳市宝安区百滙(沙井)塑胶五金厂因使用该等租赁房产所需支出的其他费用，由乙方或由乙方透過深圳市宝安区百滙(沙井)塑胶五金厂直接向第三方支付。

第七条 该等租赁房产的转让

在本合同约生效日起六个月后，若甲方转让该等租赁房产的部分或全部产权，甲方应在出买前三个月通知乙方。在同等受让条件下，乙方对该等租赁房产享有优先购买权。该等租赁房产所有权变动的，不影响本合同的效力。

第八条 该等租赁房产及配套设施的维修、保养

8.1 在租赁期限内，甲方应当履行该等租赁房产的维修义务。乙方在该等租赁房产需要维修时有权要求甲方在三日内维修。甲方未及时维修的，乙方可以自行维修，由此而支出的费用由甲方承担，乙方可在租金中直接扣除。因维护该等租赁房产而影响乙方使用的，应当相应减少租金。

8.2 深圳市宝安区百滙(沙井)塑胶五金厂在租赁期限享有该等租赁房产及其配套设施的专用权。深圳市宝安区百滙(沙井)塑胶五金厂应负责该等租赁房产内配套设施的维护及保养，并保证在本合同终止时配套设施以可靠运行状态随同该等租赁房产归还甲方。

8.3 乙方对该等租赁房产附属物负有妥善使用及维护之责任，对各种可能出现的故障和危险应及时消除，以避免一切可能发生的隐患。

8.4 深圳市宝安区百滙(沙井)塑胶五金厂在租赁期限内因使用不当造成该等租赁房产或其附属设施损坏，乙方及深圳市宝安区百滙(沙井)塑胶五金厂应负责维修，费用由乙方或由乙方透过深圳市宝安区百滙(沙井)塑胶五金厂承担。

第九条 保险责任

在租赁期限内，乙方或由乙方透過深圳市宝安区百滙(沙井)塑胶五金厂负责购买该等租赁房产、配套设施、该等租赁房产内其他财产等必要的保险（包括责任险）。若乙方或深圳市宝安区百滙(沙井)塑胶五金厂未购买上述保险，由此而产生的所有赔偿及责任由乙方或由乙方透過深圳市宝安区百滙(沙井)塑胶五金厂承担。

第十条 装修条款

10.1 在租赁期限内，如乙方需对该等租赁房产进行装修、改建，须事先向甲方提交装修、改建设计方案，并经甲方同意。若装修、改建须向有关政府部门办理相应审批手续的，由乙方自行办理。装修、改建及办理有关审批手续的费用由乙方或由乙方透過深圳市宝安区百滙(沙井)塑胶五金厂承担。

10.2 本合同租赁期限届满或因乙方违约而终止时，乙方对该等租赁房产装修、改建的部分，可以拆除的，由乙方自行拆除；不能拆除的部分，无偿归甲方所有。

10.3 本合同因甲方违约而终止时，乙方对该等租赁房产装修、改建的部分，可以拆除的，由乙方自行拆除；不能拆除的部分，由甲方按不能拆除部分当时的市场价值予以赔偿；甲、乙双方对前述市场价值不能达成一致的，由具有评估资质的评估机构予以评估确定。

第十一条 该等租赁房产的转租

经甲方书面同意后，在租赁期限内，乙方可将该等租赁房产的部分或者全部转租给第三人，但本合同规定的甲、乙双方的责任和权利不因乙方转租而改变。

第十二条 甲方的保证与承诺

12.1 甲方保证其是该等土地惟一合法的使用权人，拥有的该等土地使用权未受任何抵押、查封或第三方权利的限制。

12.2 甲方保证其是该等租赁房产合法的使用权人，其所有权未受任何抵押、查封或第三方权利的限制。

12.3 甲方保证其出租该等租赁房产及附属土地的行为及程序符合国家法律法规及有关规定。

12.4 甲方保证该等租赁房产对外通行的道路、供电、供水等基础设施符合深圳市宝安区百滙(沙井)塑胶五金厂要求，不存在任何可能影响深圳市宝安区百滙(沙井)塑胶五金厂之正常生产经营的缺陷。

第十三条 违约责任

13.1 甲方的违约责任

(i) 甲方违反本合同之约定的，乙方有权停止支付相应的款项直至甲方按本合同约定履行义务。乙方及深圳市宝安区百滙(沙井)塑胶五金厂因此而遭受其他经济损失的，甲方还应赔偿乙方所受的全部经济损失。

(ii) 若甲方违反本合同之约定或因甲方之原因导致本合同无效，或乙方无法使用该等租赁房产，乙方有权书面通知甲方提前解除本合同，甲方应于解除本合同之日起十日内向乙方支付违约金港币一百万元，并赔偿乙方因此所遭受的全部损失。

13.2 乙方的违约责任

如果乙方或由乙方透過深圳市宝安区百滙(沙井)塑胶五金厂不能按时支付任何应付款项，逾期30日仍未全部支付的，甲方有权解除本合同，并可请求乙方或由乙方透過深圳市宝安区百滙(沙井)塑胶五金厂赔偿因此所受的全部经济损失。

乙方违反本合同其他约定的，甲方有权要求乙方在三十日内按本合同约定全面履行义务。乙方在上述期限内仍未履行义务或履行的义务仍不符合本合同约定的，甲方有权解除本合同；乙方应当在甲方通知解除本合同之日起十日内向甲方支付港币一百万元违约金。

第十四条 免责条款

14.1 若因政府有关租赁行为的法律法规的修改或政府行为导致甲方无法继续履行本合同时，将按本条第 2 项执行。

14.2 凡因发生严重地震等自然灾害、战争或其他不能预见的、其发生和后果不能防止或避免的不可抗力致使任何一方不能履行本合同时，遇有上述不可抗力的一方，应立即用邮递或传真通知对方，并应在三十日内，提供不可抗力的详情及合同不能履行，或不能部分履行，或需延期履行理由的证明文件。该项证明文件应由不可抗力发生地区的公证机关出具，如无法获得公证出具的证明文件，则提供其他有力证明。遭受不可抗力的一方由此而免责。

第十五条 争议的解决

本合同在履行中发生争议，应由双方协商解决，若协商不成，双方均有权向该等租赁房产所在地或省級人民法院提起诉讼。

第十六条 合同效力

16.1 本合同经双方签字盖章后生效。

16.2 甲、乙双方同意，本合同一经生效即不可撤销，非因一方违约之故，另一方在租赁期间内不得任意提前解除本合同。

第十七条 其它条款

17.1 本合同未尽事宜，经双方协商一致后，可另行签订补充协议。

17.2 本合同一式捌份，甲、乙双方各执兩份，均具同等法律效力。

甲方（盖章）：Broadway Manufacturing Company Limited [英屬處女群島註冊公司]

授权代表（签字）：司徒建新

乙方（盖章）：百滙實業有限公司 Broadway Industrial Holdings Limited [英屬處女群島註冊公司]

授权代表（签字）：司徒建新